EXHIBIT 99.1

TRIBUTE PHARMACEUTICALS CANADA LTD.

FINANCIAL STATEMENTS

For the year ended June 30, 2011

(Expressed in Canadian dollars)

TRIBUTE PHARMACEUTICALS CANADA LTD.

FINANCIAL STATEMENTS

June 30, 2011

McGovern, Hurley, Cunningham, LLP
Chartered Accountants
2005 Sheppard Avenue East, Suite 300
Toronto, Ontario
M2J 5B4, Canada
	Phone	416-496-1234
	Fax	416-496-0125
	Web	www.mhc-ca.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of Tribute Pharmaceuticals Canada Inc. (formerly Stellar Pharmaceuticals Inc.)

We have audited the accompanying financial statements of Tribute Pharmaceuticals Canada Ltd., which comprise the statement of financial position as at June 30, 2011, and the statement of operations and comprehensive loss, statement of changes in equity and statement of cash flows for the year ended June 30, 2011, and a summary of significant accounting policies and other explanatory information.

Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with International Financial Reporting Standards and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statements present fairly, in all material respects, the financial position of Tribute Pharmaceuticals Canada Ltd. as at June 30, 2011, and its financial performance and cash flows for the year ended June 30, 2011 in accordance with International Financial Reporting Standards.

Emphasis of Matter
Without qualifying our opinion, we draw attention to Note 2 in the financial statements which describes that the Company dependent upon the continuing financial support of a related company to enable it to monetize its licensing asset, and upon attaining profitable operations once such asset can be monetized.  These conditions, along with other matters as set forth in note 2, indicate the existence of a material uncertainty that may cast significant doubt about the Company’s ability to continue as a going concern.

McGOVERN, HURLEY, CUNNINGHAM, LLP

Chartered Accountants Licensed Public Accountants
TORONTO, Canada February 6, 2013
A member of UHY International , a network of independent accounting and consulting firms.

TRIBUTE PHARMACEUTICALS CANADA LTD.
STATEMENT OF FINANCIAL POSITION
(Expressed in Canadian dollars)

June 30, 2011 $

ASSETS
Intangible asset (Note 5)	255,820
TOTAL ASSETS	255,820

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Bank indebtedness	31
Accounts payable and accrued liabilities	89,667
TOTAL CURRENT LIABILITIES	89,698

Due to related company (Note 6)	535,216
TOTAL LIABILITIES	624,914

SHAREHOLDERS’ EQUITY
Share capital	2
(Issued: 182 common shares)
Deficit	(369,096)
Total Shareholders’ equity	(369,094)
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	255,820

Basis of Preparation and going concern (Note 2)
Commitments and contingencies (Note 8)

See accompanying notes to the financial statements

TRIBUTE PHARMACEUTICALS CANADA LTD.
STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
(Expressed in Canadian dollars)

For the Year Ended June 30,	2011
$
EXPENSES
Product development costs	234,922
Professional fees	100,698
Consulting fees	32,943
Office expense	533

NET LOSS AND COMPREHENSIVE LOSS FOR THE YEAR	(369,096)

See accompanying notes to the financial statements

TRIBUTE PHARMACEUTICALS CANADA LTD.
STATEMENT OF CHARGES IN SHAREHOLDERS’ EQUITY
(Expressed in Canadian dollars)

For the Year Ended June 30,	2011
$

SHARE CAPITAL
Common Shares
Issued on incorporation and end of the year	2

DEFICIT
Balance at inception	-
Net loss for the year	(369,096)

Balance at the end of the year	(369,096)

TOTAL SHAREHOLDERS’ EQUITY AS AT JUNE 30, 2011	(369,094)

See accompanying notes to the financial statements

TRIBUTE PHARMACEUTICALS CANADA LTD.
STATEMENT OF CASH FLOWS
(Expressed in Canadian dollars)

For the Year Ended June 30,	2011
$

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss, for the year	(369,096)
Increase in accounts payable and accrued liabilities	89,667
(279,429)
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of intangible asset	(255,820)
CASH FLOWS FROM FINANCING ACTIVITIES
Advances from related company	535,216
Issuance of common shares	2
535,218
NET (DECREASE) IN BANK INDEBTEDNESS, for the year	(31)
BANK INDEBTEDNESS, beginning of year	-
BANK INDEBTEDNESS, end of year	(31)

See accompanying notes to the financial statements

TRIBUTE PHARMACEUTICALS CANADA LTD.

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian dollars)

June 30, 2011

1.	DESCRIPTION OF BUSINESS

Tribute Pharmaceuticals Canada Ltd. (the “Company”) is a private company domiciled in Canada and was incorporated in Ontario on June 30, 2010. The Company is in the business of development, marketing and distribution services for pharmaceutical products. The registered office of the Company is 151 Steeles Avenue East, Milton, Ontario, L9T 1Y1.

2.	BASIS OF PREPARATION AND GOING CONCERN

Statement of compliance

The financial statements of the Company are prepared in accordance with International Financial Reporting Standards ("IFRS") as issued by the International Accounting Standards Board ("IASB") and the interpretations of the IFRS Interpretations Committee.

The Company’s board of directors approved these financial statements on February 6, 2013.

Basis of presentation

The financial statements of the Company have been prepared in accordance with IFRS on a going concern basis, under the historical cost convention which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The ability of the Company to continue as a going concern is dependent upon the continuing financial support of a related company to enable it to monetize its licensing asset, and upon attaining profitable operations once such asset can be monetized, all of which outcomes are uncertain and which, taken together, cast significant doubt over the ability of the Company to continue as a going concern.  These financial statements do not include any adjustments to the carrying values of the Company’s assets, liabilities, and expenses and the related classifications that would be necessary if the going concern assumption were inappropriate.  Such adjustments have not been quantified by management but could be material.

The Company funded its operations for the year ended June 30, 2011 through an advance from a related corporation.  The Company may not have sufficient cash reserves to fund its product development programs, administrative costs and other obligations for the coming fiscal year.  Management is actively involved in developing and bringing their products to market.  There can be no assurance that the Company will be successful in these initiatives. (See Note 11)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)           Intangible asset

The intangible asset represents a licensing asset for which amounts were paid for exclusive Canadian licensing rights to develop, register, promote, manufacture, use, market, distribute and sell pharmaceutical products.  The licensing asset is amortized over the remaining life of the agreement, upon product approval.

TRIBUTE PHARMACEUTICALS CANADA LTD.

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian dollars)

June 30, 2011

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued...)

(b)           Use of estimates

The preparation of these financial statements has required management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent liabilities as at June 30, 2011, and the expenses recorded for the year then ended.  On an ongoing basis, the Company evaluates its estimates, including those related to its provision for accrued liabilities, income taxes, and intangible assets.  The Company bases its estimates on historical experiences and on various other assumptions believed to be reasonable under the circumstances.

Actual results could differ from those estimates.  As adjustments become necessary, they are recorded in earnings in the period in which they become known. Such adjustments could be material.

(c)           Deferred income taxes

The Company accounts for income taxes using the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements.

Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax results in deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  The Company records net deferred tax assets to the extent management believes these assets will more likely than not be realized.  In making such determination, all available positive and negative evidence is utilized, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies and recent financial operations.  In the event a determination is made that the Company would be able to realize deferred income tax assets in the future in excess of the net recorded amount, an adjustment to the valuation allowance would be made, which would reduce the provision for income taxes.

Tax benefits from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits.  Income tax positions must meet a more-likely-than-not recognition threshold to be recognized.  This interpretation also provides guidance on measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

(d)           Foreign Currency translation

Monetary assets and liabilities are translated into Canadian dollars, which is the functional currency of the Company, at the year-end exchange rate, while foreign currency revenues and expenses are translated at the exchange rate in effect on the date of the transaction.  The resultant gains or losses are included in income.  Non-monetary items are translated at historical rates.

4.	FUTURE CHANGES IN ACCOUNTING POLICIES

Standards issued but not yet effective up to the date of issuance of the Company’s financial statements are listed below. The Company intends to adopt those standards when they become effective.

TRIBUTE PHARMACEUTICALS CANADA LTD.

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian dollars)

June 30, 2011

4.	FUTURE CHANGES IN ACCOUNTING POLICIES (Continued…)

IFRS 9 - Financial Instruments
IFRS 9, Financial Instruments (“IFRS 9”) was issued by the IASB on November 12, 2009 and will replace IAS 39, "Financial Instruments: Recognition and Measurement" (“IAS 39”). IFRS 9 replaces the multiple rules in IAS 39 with a single approach to determine whether a financial asset is measured at amortized cost or fair value and a new mixed measurement model for debt instruments having only two categories: amortized cost and fair value. The approach in IFRS 9 is based on how an entity manages its financial instruments in the context of its business model and the contractual cash flow characteristics of the financial assets. The new standard also requires a single impairment method to be used, replacing the multiple impairment methods in IAS 39. IFRS 9 is effective for annual periods beginning on or after January 1, 2015, with early adoption permitted. The Company is currently assessing the impact of IFRS 9 on its results of operations and financial position.

IFRS 10 - Consolidated Financial Statements
IFRS 10 Consolidated Financial Statements (“IFRS 10”) provides a single model to be applied in the control analysis for all investees, including entities that currently are special purpose entities in the scope of SIC 12. In addition, the consolidation procedures are carried forward substantially unmodified from IAS 27 Consolidated and Separate Financial Statements.  The Company has not yet determined the impact of IFRS 10 on its financial statements.

IFRS 11 - Joint Arrangements
IFRS 11 Joint Arrangements (“IFRS 11”) replaces the guidance in IAS 31 Interests in Joint Ventures. Under IFRS 11, joint arrangements are classified as either joint operations or joint ventures. IFRS 11 essentially carves out of previous jointly controlled entities, those arrangements which although structured through a separate vehicle, such separation is ineffective and the parties to the arrangement have rights to the assets and obligations for the liabilities and are accounted for as joint operations in a fashion consistent with jointly controlled assets/operations under IAS 31. In addition, under IFRS 11 joint ventures are stripped of the free choice of equity accounting or proportionate consolidation; these entities must now use the equity method.

Upon application of IFRS 11, entities which had previously accounted for joint ventures using proportionate consolidation shall collapse the proportionately consolidated net asset value (including any allocation of goodwill) into a single investment balance at the beginning of the earliest period presented. The investment’s opening balance is tested for impairment in accordance with IAS 28 Investments in Associates and IAS 36 Impairment of Assets. Any impairment losses are recognized as an adjustment to opening retained earnings at the beginning of the earliest period presented. The Company intends to adopt IFRS 11 in its financial statements for the annual period beginning on July 1, 2012. The Company has not yet determined the impact of IFRS 11on its financial statements.

IFRS 13 – Fair Value Measurement
IFRS 13, Fair Value Measurement (“IFRS 13”) was issued by the IASB on May 12, 2011. The new standard converges IFRS and US GAAP on how to measure fair value and the related fair value disclosures. The new standard creates a single source of guidance for fair value measurements, where fair value is required or permitted under IFRS, by not changing how fair value is used but how it is measured. The focus will be on an exit price. IFRS 13 is effective for annual periods beginning on or after January 1, 2013, with early adoption permitted. The Company is currently assessing the impact of IFRS 13 on its results of operations and financial position.

TRIBUTE PHARMACEUTICALS CANADA LTD.

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian dollars)

June 30, 2011

4.	FUTURE CHANGES IN ACCOUNTING POLICIES (Continued…)

IAS 1 – Presentation of Financial Statements
IAS 1, Presentation of Financial Statements (“IAS 1”) amendment, issued by the IASB in June 2011, requires an entity to group items presented in the Statement of Comprehensive Income on the basis of whether they may be reclassified to earnings subsequent to initial recognition. For those items presented before taxes, the Amendments to IAS 1 also require that the taxes related to the two separate groups be presented separately. The amendments are effective for annual periods beginning on or after July 1, 2012, with earlier adoption permitted. The Company is assessing the impact of IAS 1 on its financial statements.

5.	INTANGIBLE ASSET

Consist of -	June 30, 2011
	Cost	Accumulated Amortization	Net Carrying Amount
Licensing asset	255,820	-	255,820

The licensing asset consists of capitalized payments to third party licensors related to the achievement of regulatory approvals to commercialize products in specified markets and up-front payments associated with royalty obligations for products that have not achieved regulatory approval for marketing.  As at June 30, 2011, the licensing asset had not yet received approval from Health Canada and accordingly, amortization had not yet begun.

6.	DUE TO RELATED COMPANY

Amounts due to a related company are non-interest bearing with no fixed terms of repayment and are unsecured. The companies are related by common ownership.

7.	INCOME TAXES

The Company has non-capital losses carry-forward for income tax purposes in the amount of approximately $369,000, which may be applied against future years’ taxable income.  The losses will expire in 2031.

TRIBUTE PHARMACEUTICALS CANADA LTD.

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian dollars)

June 30, 2011

8.	COMMITMENTS AND CONTINGENCIES

On November 9, 2010, Tribute signed a License Agreement with Nautilus Neurosciences, Inc. (“Nautilus”) for the exclusive rights to develop, register, promote, manufacture, use, market, distribute and sell Cambia® in Canada. Tribute paid a US$250,000 ($255,820) upfront payment to Nautilus upon the closing of this agreement.

Other milestone payments include: US$750,000 upon the earlier of the first commercial sale or six months after approval by Health Canada (see Note 11(ii)), US$250,000 on annual net sales of US$2,500,000, US$500,000 on annual net sales of US$5,000,000, US$750,000 on annual net sales of US$7,500,000, US$1,000,000 on annual net sales of US$10,000,000, US$1,500,000 on annual net sales of US$15,000,000 and US$2,000,000 on annual net sales of US$20,000,000. Royalties are payable at rates ranging from 22.5-25.0% of net sales.  The term of the agreement is 15 years. See Note 11.  On September 30, 2012, the license agreement was amended to change the terms of the milestone payment of US$750,000 as follows:  the Company shall make a one time payment of US$250,000 on or before October 15, 2012 (paid).  In addition, the Company shall make a one time payment of US$500,000 on either (i) on or before February 1, 2013, if all regulatory approvals are obtained on or before December 31, 2012 or (ii)  within thirty days following the date the last approval is obtained, if all of such approvals are not obtained on or before December 31, 2012.

On May 4, 2011, Tribute signed a Product Development and Profit Share Agreement with Actavis to develop, obtain regulatory approval of and market Bezalip SR in the USA.  The Company shall pay US$5,000,000 to Actavis within 30 days of receipt of the regulatory approval to market Bezalip SR in the USA.

9.	FINANCIAL RISK FACTORS

The Company's risk exposures and the impact on the Company's financial instruments are summarized below:

Credit risk

The Company has no significant concentration of credit risk arising from operations. Management believes that the credit risk concentration with respect to financial instruments is remote.

Liquidity risk

The Company's approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet current liabilities when due. As at June 30, 2011, the Company had a cash balance of $Nil to settle current liabilities of $89,698.  The Company may not have sufficient cash reserves to fund its product development programs, administrative costs and other obligations for the coming fiscal year.   Management is actively involved in developing and bringing their products to market to enable it to service the Company’s liabilities and its ongoing administrative costs.  There can be no assurance that the Company will be successful in these initiatives.  All of the Company's accounts payable and accrued liabilities have contractual maturities of less than 30 days and are subject to normal trade terms.  See note 11(ii).

TRIBUTE PHARMACEUTICALS CANADA LTD.

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian dollars)

June 30, 2011

10.	CAPITAL MANAGEMENT

Capital is defined as share capital. The Company's objectives when managing capital are to maintain an appropriate balance between holding a sufficient amount of capital to support its operations as a going concern, and providing shareholders with a prudent amount of leverage, as and when required, to enhance returns.

The intangible asset which the Company has acquired through a license agreement is currently in the development stage; as such the Company is dependent on financing from a related company to fund its activities. In order to carry out the planned development and pay for administrative costs, the Company will spend its existing working capital and receive advances from a related company as needed.  There can be no assurances that the Company will be able to continue funding its operations in this manner. Management reviews its capital management approach on an ongoing basis and believes that this approach, given the relative size of the Company, is reasonable.

11.	SUBSEQUENT EVENTS

(i)             Acquisition of the Company by Tribute Pharmaceuticals Canada Inc. (formerly Stellar Pharmaceuticals Inc.)

On December 1, 2011, the Company and a related corporation, Tribute Pharma Canada Inc. were acquired by Stellar Pharmaceuticals Inc. (“Stellar”) which subsequently changed its name to Tribute Pharmaceuticals Canada Inc. effective January 1, 2013, a Canadian-based specialty pharmaceutical company. The Companies’ shareholders were paid 13,000,000 common shares of Stellar and $1,000,000 in cash consideration, with an additional $500,000 ($40,000 paid, $460,000 is currently owing) in cash consideration payable to the Companies’ shareholders on December 1, 2012.  Upon approval by Health Canada for the marketing and sale of Cambia (see Note 11(ii)), the Company’s shareholders were also entitled to an additional 2,000,000 common shares of Stellar (issued).

 (ii)           Approval by Health Canada for Cambia

On March 16, 2012, the Company was granted an approval by Health Canada (“approval”) for Cambia® (diclofenac potassium for oral solution) for the acute treatment of migraine attacks with or without aura in adults.  The Company obtained the exclusive Canadian license to Cambia® in November 2010 from Nautilus Neurosciences, Inc., a neurology-focused specialty pharmaceutical company located in Bedminster, New Jersey.  The Company filed an application for approval for Cambia® with Health Canada in March 2011.  Subsequent to the approval by Health Canada on March 20, 2012, a future milestone payment of US$750,000 is due, subject to certain conditions, upon the earlier of the first commercial sale of the product, or six months after approval.  On September 30, 2012, the license agreement was amended to change the terms of the milestone payment of US$750,000 as follows:  the Company shall make a one time payment of US$250,000 on or before October 15, 2012 (paid).  In addition, the Company shall make a one time payment of US$500,000 on either (i) on or before February 1, 2013, if all regulatory approvals are obtained on or before December 31, 2012 or (ii)  within thirty days following the date the last approval is obtained, if all of such approvals are not obtained on or before December 31, 2012.

TRIBUTE PHARMACEUTICALS CANADA LTD.

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian dollars)

June 30, 2011

11.	SUBSEQUENT EVENTS (Continued...)

(iii)           Amalgamation

Effective October 1, 2012, the Company and a related corporation, Tribute Pharma Canada Inc. amalgamated with Stellar Pharmaceuticals Inc. (“Stellar”) which subsequently changed its name to Tribute Pharmaceuticals Canada Inc. effective January 1, 2013.  The amalgamation was completed in order to minimize group tax liabilities and simplify the Company’s structure.